                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                    Form 8-K

                                 CURRENT REPORT


      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                                    1934


            Date of Report (Date of Earliest Event Reported):

                            September 26, 1997


                       COMMISSION FILE NO. 0-25842

                    Pacific Gas Transmission Company
           (Exact name of registrant as specified in its charter)



           California                            94-1512922
 (State or other jurisdiction of        (I.R.S. employer Identification No.)
 incorporation or organization)

2100 SW River Parkway, Portland, OR                 97201
(Address of principal executive                   (Zip code)
            offices)



       Registrant's telephone number, including area code:  (503) 833-4000

ITEM 5.  OTHER EVENTS

     Pacific Gas Transmission Company (PGT) is a wholly owned subsidiary of PG&E Gas Transmission Corporation, which in turn, is wholly owned by PG&E Corporation. On September 26, 1997, PGT sold its Australian subsidiaries and its interest in the PG&E Queensland Gas Pipeline to another PG&E Corporation affiliate for $42 million. Since this transaction was between entities within the PG&E Corporation consolidated group, no gain or loss was recognized upon disposition. The subsidiaries included PG&E Gas Transmission Queensland Pty Limited (PG&E Queensland), the operator of the PG&E Queensland Gas Pipeline, and PG&E Gas Transmission Australia Pty Limited (PG&E Australia). PG&E Australia was established to pursue new business development opportunities in Australia for PGT and to serve as trustee of the PG&E Queensland Unit Trust (PG&E Qld
Trust). The PG&E Qld Trust, which held the assets of the PG&E Queensland Gas Pipeline, was owned by Pacific Gas Transmission International, Inc. (a PGT wholly owned subsidiary) and PG&E Queensland.




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                            PACIFIC GAS TRANSMISSION COMPANY
                                        (Registrant)



October 6, 1997          By:  /s/   STANLEY C. KARCZEWSKI
                         --------------------------------
                         Name:      Stanley C. Karczewski
                         Title:     Vice President and Chief Financial Officer
                                    and Controller